                                                  Exhibit 4(b)


                                                           [CONFORMED COPY]






                                Indenture Supplemental

                                          TO

                              Mortgage and Deed of Trust
                            (Dated as of December 1, 1940)

                                     Executed by

                              APPALACHIAN POWER COMPANY
                     formerly Appalachian Electric Power Company

                                          TO

                                BANKERS TRUST COMPANY,
                                             As Trustee



                             Dated as of August 15, 1994


                          $21,000,000 First Mortgage Bonds,
                        Designated Secured Medium Term Notes,
                          7.70% Series due September 1, 2004





                                  TABLE OF CONTENTS*
                                                                       PAGE

          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          RECITALS

               Execution of Mortgage. . . . . . . . . . . . . . . . . .   1

               Execution of supplemental indentures . . . . . . . . . .   1

               Termination of Individual Trustee. . . . . . . . . . . .   1

               Provision for issuance of bonds in one or more series. .   1

               Right to execute supplemental indenture. . . . . . . . .   2

               First Mortgage Bonds heretofore issued . . . . . . . . .   2

               Issue of new First Mortgage Bonds of the 54th Series . .   3

               First 1994 Supplemental Indenture  . . . . . . . . . . .   3

               Compliance with legal requirements . . . . . . . . . . .   4

          GRANTING CLAUSES. . . . . . . . . . . . . . . . . . . . . . .   4

          DESCRIPTION OF PROPERTY . . . . . . . . . . . . . . . . . . .   4

          APPURTENANCES, ETC. . . . . . . . . . . . . . . . . . . . . .   4

          HABENDUM. . . . . . . . . . . . . . . . . . . . . . . . . . .   5

          PRIOR LEASEHOLD ENCUMBRANCES. . . . . . . . . . . . . . . . .   5

          GRANT IN TRUST. . . . . . . . . . . . . . . . . . . . . . . .   6

          SECTION 1.  Supplement to Original Indenture by adding
                         Section 20AAA. . . . . . . . . . . . . . . . .   6

          SECTION 2.  Initial Issuance of the Bonds of the 54th Series.   9

          SECTION 3.  Provision for record date for meetings
                         of Bondholders . . . . . . . . . . . . . . . .   9

          SECTION 4.  Original Indenture and First 1994 Supplemental
                         Indenture same instrument. . . . . . . . . . .   9

          SECTION 5.  Limitation of rights. . . . . . . . . . . . . . .   9

          SECTION 6.  Execution in counterparts . . . . . . . . . . . .   9







          *The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.




                                                                       PAGE

          TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . .  10

          SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . . . . .  10

          ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . .  12

          SCHEDULE I. . . . . . . . . . . . . . . . . . . . . . . . . . I-1










               SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of August in the year One Thousand Nine Hundred and Ninety-four, made and entered into by and between APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia, the corporate title of which was, prior to April 17, 1958, APPALACHIAN ELECTRIC POWER COMPANY (hereinafter sometimes called the "Company"), a transmitting utility (as such term is defined in Section 46-9-105(1)(n) of the West Virginia Code), party of the first part, and BANKERS TRUST COMPANY, a corporation of the State of New York (hereinafter sometimes called the "Corporate Trustee" or "Trustee"), as Trustee, party of the second part.

               WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter sometimes referred to as the "Mortgage"), dated as of December 1, 1940, to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Mortgage conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Mortgage; and

               WHEREAS, the Company has heretofore executed and delivered to the Trustee supplements and indentures supplemental to the Mortgage, dated as of December 1, 1943, December 2, 1946, December 1, 1947, March 1, 1950, June 1, 1951, October 1, 1952,
          December 1, 1953, March 1, 1957, May 1, 1958, October 2, 1961,
          April 1, 1962, June 1, 1965, September 2, 1968, December 1, 1968,
          October 1, 1969, June 1, 1970, October 1, 1970, September 1, 1971, February 1, 1972, December 1, 1972, July 1, 1973, March 1,
          1974, April 1, 1975, May 1, 1975, December 1, 1975, April 1,
          1976, September 1, 1976, November 1, 1977, May 1, 1979, August 1,
          1979, February 1, 1980, November 1, 1980, April 1, 1982, October 1, 1983, February 1, 1987, September 1, 1987, November 1, 1989,
          December 1, 1990, August 1, 1991, February 1, 1992, May 1, 1992,
          August 1, 1992, November 15, 1992, April 15, 1993, May 15, 1993,
          October 1, 1993 and November 1, 1993 (hereinafter referred to as the "Fourth 1993 Supplemental Indenture"), respectively, amending and supplementing the Mortgage in certain respects (the Mortgage, as so amended and supplemented, being hereinafter called the "Original Indenture") and conveying to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, certain property rights and property therein described; and

               WHEREAS, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title or interest in and to the trust estate, and without appointment of a new trustee as successor to the Individual Trustee, all the right, title and powers of the Trustee thereupon devolved upon the Corporate Trustee and its successors alone; and





               WHEREAS, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate or rates of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

               WHEREAS, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

               WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as amended and supplemented as of the respective dates thereof, bonds of the series (which are outstanding), entitled and designated as hereinafter set forth, in the respective original aggregate principal amounts indicated:

                              Series                                Amount

            First Mortgage Bonds, 7-1/2% Series due 1998. . . $45,000,000 First Mortgage Bonds, 7.00% Series due 1999. . . 30,000,000
            First Mortgage Bonds,  7-5/8% Series due 2002. . .  50,000,000
            First Mortgage Bonds,  7.95%  Series due 2002. . .  60,000,000
            First Mortgage Bonds,  7.38%  Series due 2002. . .  50,000,000
            First Mortgage Bonds,  7.40%  Series due 2002. . .  30,000,000
            First Mortgage Bonds,  7-1/2% Series due 2002. . .  70,000,000
            First Mortgage Bonds,  6.65%  Series due 2003. . .  40,000,000
            First Mortgage Bonds,  6.85%  Series due 2003. . .  30,000,000
            First Mortgage Bonds,  6.00%  Series due 2003. . .  30,000,000
            First Mortgage Bonds,  9-1/8% Series due 2019. . .  50,000,000
            First Mortgage Bonds,  9-7/8% Series due 2020. . .  50,000,000
            First Mortgage Bonds,  9.35%  Series due 2021. . .  50,000,000
            First Mortgage Bonds,  8.75%  Series due 2022. . .  50,000,000






            First Mortgage Bonds,  8.70%  Series due 2022. . .  40,000,000
            First Mortgage Bonds,  8.43%  Series due 2022. . .  50,000,000
            First Mortgage Bonds,  8.50%  Series due 2022. . .  70,000,000
            First Mortgage Bonds,  7.80%  Series due 2023. . .  40,000,000
            First Mortgage Bonds,  7.90%  Series due 2023. . .  30,000,000
            First Mortgage Bonds,  7.15%  Series due 2023. . .  30,000,000
            First Mortgage Bonds,  7.125% Series due 2024. . .  50,000,000

          and

               WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.70% Series due September 1, 2004" (hereinafter sometimes referred to as the "bonds of the 54th Series"); and

               WHEREAS, each of the bonds of the 54th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "First 1994 Supplemental Indenture"); and

               WHEREAS, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

               WHEREAS, all conditions and requirements necessary to make this First 1994 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               That Appalachian Power Company, in consideration of the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this First 1994 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this First 1994 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture






          and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its respective successor or successors in the trust hereby created, and to its and their assigns, all the following described properties of the Company, that is to say:

               All property, real, personal and mixed, tangible and intangible, and all franchises owned by the Company on the date of the execution hereof, acquired since the execution of the Fourth 1993 Supplemental Indenture (except any hereinafter expressly excepted from the lien and operation of this First 1994 Supplemental Indenture).

               TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

               Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this First 1994 Supplemental Indenture, viz.: (1) cash, shares of stock, and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, deposited or delivered hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company and automobiles and trucks; (3) all judgments, accounts, and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder and thereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this First 1994 Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the






          mortgaged and pledged property in the manner provided in Article XIV of the Original Indenture by reason of the occurrence of a completed default, as defined in said Article XIV.

               TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust;

               SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

               Inasmuch as the Company holds certain of said lands, rights of way and other property under leases, power agreements and other contracts which provide that the Company's interest therein shall not be mortgaged without the consent of the respective lessors or other parties to said agreements and contracts, and such lessors and parties have either given such consent or have waived the requirement of such consent, it is hereby expressly agreed and made a condition upon which this First 1994 Supplemental Indenture is executed and delivered, that the lien of this First 1994 Supplemental Indenture and the estate, rights and remedies of the Trustee hereunder, and the rights and remedies of the holders of the bonds secured hereby and by the Original Indenture in so far as they may affect such lands, rights of way and other property now held or to be hereafter acquired by the Company under such leases, contracts or agreements, shall be subject and subordinate in all respects to the rights and remedies of the respective lessors or other parties thereto.

               And it is hereby expressly covenanted and agreed as follows:

                    (a) That the rights of the Trustee hereunder, and of
               every person or corporation whatsoever claiming by reason of this First 1994 Supplemental Indenture any right, title or interest, legal or equitable, in the property covered by any such lease, power agreement or other contract, are and at all times hereafter shall be subject in the same manner and degree as the rights of the Company might or would at all times be subject, had this First 1994 Supplemental Indenture not been made, to all terms, provisions, conditions, covenants, stipulations, and agreements, and to all exceptions, reservations, limitations, restrictions, and







               forfeitures contained in any such lease, power agreement or other contract;

                    (b) That any right, claim, condition or forfeiture
               which might at any time be asserted against the party in possession under the provisions of any such lease, power agreement or other contract, had this First 1994 Supplemental Indenture not been made, may be asserted with the same force and effect against any and all persons or corporations at any time claiming any right, title or interest in any such property under or by reason of this First 1994 Supplemental Indenture or of any bond hereby and by the Original Indenture secured; and

                    (c) That such consent or waiver of the requirement of
               such consent given by the lessor under any such lease or party to any such power agreement or other contract is intended and shall be construed to be solely for the purpose of permitting the Company to mortgage its property generally without violating the express covenant contained in such lease, power agreement or other contract, and that such consent or waiver of the requirement of such consent confers upon the Trustee hereunder and the holders of bonds secured hereby and by the Original Indenture no rights in addition to such as they would have had, respectively, if such consent or waiver of the requirement of such consent had not been given.

               IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this First 1994 Supplemental Indenture set forth, for the equal and pro rata benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, in accordance with the terms of the Original Indenture and of this First 1994 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any other thereof by reason of priority in the time of issuance or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this First 1994 Supplemental Indenture.

               AND THIS INDENTURE FURTHER WITNESSETH:

               That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and it successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, under the Original Indenture, as follows:

          Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 20ZZ, a new Section 20AAA, as follows:






                    SECTION 20AAA. The Company hereby creates a fifty-fourth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.70% Series due September 1, 2004" (herein sometimes referred to as the "bonds of the 54th Series"). The form of the bonds of the 54th Series shall be substantially as set forth in
               Schedule I to the First 1994 Supplemental Indenture.

                    Bonds of the 54th Series shall mature on the date
               specified in their title. Unless otherwise determined by the Company, the bonds of the 54th Series shall be issued in fully registered form without coupons in denominations of $1,000 and in integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing November 1, 1994) and on their maturity date.

                    The person in whose name any bond of the 54th Series is
               registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 54th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered owners of bonds of the 54th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered owners on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 54th Series shall be the registered owners of such bonds of the 54th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this
               Section 20AAA, and in the form of the bonds of the 54th






               Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) applicable to the bonds of the 54th Series, shall mean the April 15 next preceding a May 1 interest payment date or the October 15 next preceding a November 1 interest payment date, as the case may be, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 54th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 54th Series are authorized or required by law, regulation or executive order to remain closed.

                    Every registered bond of the 54th Series shall be dated
               the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 54th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 54th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 54th Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided that, so long as there is no existing default in the payment of interest on said bonds, the owner of any bond authenticated by the Corporate Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon redemption) and shall have no claim against the Company with respect thereto; provided further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

                    If any semi-annual interest payment date, redemption
               date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided






               for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

                    Notwithstanding the provisions of Section 14 of this
               Indenture, the bonds of the 54th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 54th Series.

                    The bonds of the 54th Series are not redeemable prior
               to their maturity.

                    The Company shall not be required to make transfers or
               exchanges of bonds of the 54th Series for a period of fifteen days next preceding any selection of bonds of the 54th Series to be redeemed or to make transfers or exchanges of any bonds of the 54th Series designated in whole or in part for redemption. Notwithstanding the provisions of
               Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 54th Series for a period of fifteen days next preceding any interest payment date.

                    Registered bonds of the 54th Series shall be
               transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, by the registered owners thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 54th Series may be exchanged for a like aggregate principal amount of registered bonds of the 54th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

          Section 2.     Initial Issuance of the Bonds of the 54th Series:







               In accordance with and upon compliance with such provisions of the Original Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 54th Series, in an aggregate principal amount not exceeding $21,000,000, shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of this First 1994 Supplemental Indenture except to the extent required by subdivision (10) of Section 29 of the Original Indenture).

          Section 3. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which owners of bonds of the 54th Series are entitled to vote, all owners of bonds of the 54th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondowners of the 54th Series, shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of owners of bonds of the 54th Series, entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 54th Series at the meeting, shall be entitled to receive notice of such meeting.

          Section 4. As supplemented by this First 1994 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this First 1994 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 54th Series are the original debt secured by this First 1994 Supplemental Indenture and the Original Indenture, and this First 1994 Supplemental Indenture and the Original Indenture shall be, and shall be deemed to be, the original lien instrument securing the bonds of the 54th Series.

          Section 5. Nothing contained in this First 1994 Supplemental Indenture shall, or shall be construed to, confer upon any person other than the owners of bonds issued under the Original Indenture and this First 1994 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this First 1994 Supplemental Indenture.

          Section 6. This First 1994 Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, APPALACHIAN POWER COMPANY, party of the first part, has caused this instrument to be signed in its name






          and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and BANKERS TRUST COMPANY, party of the second part, in token of its acceptance hereof, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, an Assistant Secretary or an Assistant Treasurer. Executed and delivered as of the date and year first above written.

                                             APPALACHIAN POWER COMPANY
          [SEAL]

                                             By:  /s/ B. M. Barber
                                                      B. M. Barber
                                                  Assistant Treasurer

          Attest:


           /s/ Jeffrey D. Cross
                Jeffrey D. Cross
              Assistant Secretary


          In the presence of:


           /s/ T. G. Berkemeyer
                T. G. Berkemeyer


           /s/ A. A. Pena
                A. A. Pena























                                             BANKERS TRUST COMPANY

          [SEAL]
                                             By /s/ Robert Caporale
                                                  Robert Caporale
                                                  Vice President


          Attest:


           /s/ Scott Thiel
                Scott Thiel
              Assistant Treasurer


          Executed by BANKERS TRUST COMPANY
            in the presence of:


           /s/ M. Waters
               M. Waters


           /s/ Denise Mitchell
               Denise Mitchell
































          STATE OF OHIO            )
                                   )    SS:
          COUNTY OF FRANKLIN       )


               On this 22nd day of August, 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of APPALACHIAN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

               In Witness Whereof, I have hereunto set my hand and notarial seal this 22nd day of August, 1994.

          [Notarial Seal]


                                          /s/ Mary M. Soltesz

                                        MARY M. SOLTESZ
                                        Notary Public, State of Ohio
                                        My Commission Expires July 12, 1999





























          STATE OF NEW YORK        )
                                   )    SS:
          COUNTY OF NEW YORK       )

               I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 23rd day of August, 1994:

               ROBERT CAPORALE and SCOTT THIEL, whose names are signed to the writing above, bearing a date as of the 15th day of August, 1994, as Vice President and Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

               ROBERT CAPORALE, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 15th day of August, 1994, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

               Before me appeared ROBERT CAPORALE and SCOTT THIEL to me personally known, who, being by me duly sworn, did say that they are Vice President and Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said ROBERT CAPORALE acknowledged said instrument to be the free act and deed of said corporation.

               SCOTT THIEL personally came before me this day and acknowledged that he is an Assistant Treasurer of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Treasurer, sealed with its corporate seal, and attested by himself as an Assistant Treasurer.

               IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 23rd day of August, 1994.

                                          /s/ Patricia M. Carillo
                                              PATRICIA M. CARILLO
                                        Notary Public, State of New York
                                        No. 41-4747732
                                        Qualified in Queens County
                                        Certificate filed in New York
          County
                                        Commission expires May 31, 1995
          [SEAL]







                  The foregoing instrument was prepared by Jeffrey D. Cross,
            1 Riverside Plaza, Columbus, Ohio 43215.
























































                                                                   I-1


                                             SCHEDULE I



                              APPALACHIAN POWER COMPANY
                           FIRST MORTGAGE BOND, DESIGNATED
                           SECURED MEDIUM TERM NOTE, 7.70%
                             SERIES DUE SEPTEMBER 1, 2004


          Bond No.
          Original Issue Date:  August 30, 1994
          Principal Amount:
          Semi-annual Interest Payment Dates: May 1 and November 1 Record Dates: April 15 and October 15
          CUSIP No:  03774B AS2


               APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said sum from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue
          Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on May 1 and November 1 of each year (commencing November 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.





                                                                        I-2


               This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 73 of the Mortgage) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of December 1, 1940, executed by APPALACHIAN ELECTRIC POWER COMPANY (the corporate title of which was changed to APPALACHIAN POWER COMPANY) to BANKERS TRUST COMPANY, as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property or reduce the above percentage.

               As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.70% Series due September 1, 2004 (herein called "bonds of the 54th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of August 15, 1994 (the "First 1994 Supplemental Indenture"), as provided for in said Mortgage.

               The interest payable on any May 1 or November 1 (other than interest payable upon redemption) will, subject to certain





                                                                        I-3


          exceptions provided in said First 1994 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal or premium, if any, or interest on bonds of the 54th Series are authorized or required by law, regulation or executive order to remain closed.

               If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

               The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

               The Company shall not be required to make transfers or exchanges of bonds of the 54th Series for a period of fifteen days next preceding any interest payment date, or next preceding any selection of bonds of the 54th Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 54th Series designated for redemption in whole or in part.

               The bonds of the 54th Series are not redeemable by the Company prior to their maturity.

               The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

               This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or





                                                                        I-4


          agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of the 54th Series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

               No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

               This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

               In Witness Whereof, Appalachian Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

          Dated:



                                                 APPALACHIAN POWER COMPANY




                                                 By________________________
                                                       Vice President





                                                                        I-5


          (SEAL)



                                                 Attest:___________________
                                                        Assistant Secretary



          TRUSTEE'S AUTHENTICATION CERTIFICATE

          This bond is one of the bonds,
          of the series herein designated,
          described in the within-mentioned
          Mortgage.

          BANKERS TRUST COMPANY,
                                as Trustee,



          By______________________________
                 Authorized Officer





                                                                        I-6


               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

          (PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE)

          _______________________________________
          ________________________________________________________________
          ________________________________________________________________
          (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
          ________________________________________________________________
          ASSIGNEE) the within Bond and all rights thereunder, hereby
          ________________________________________________________________
          irrevocably constituting and appointing such person attorney to
          ________________________________________________________________
          transfer such Bond on the books of the Issuer, with full power of

          ________________________________________________________________
          substitution in the premises.



          Dated: ______________________      ____________________________



          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.





                                                           [CONFORMED COPY]






                                Indenture Supplemental

                                          TO

                              Mortgage and Deed of Trust





                            (Dated as of December 1, 1940)

                                     Executed by

                              APPALACHIAN POWER COMPANY
                     formerly Appalachian Electric Power Company

                                          TO

                                BANKERS TRUST COMPANY,
                                             As Trustee



                             Dated as of October 1, 1994


                          $50,000,000 First Mortgage Bonds,
                        Designated Secured Medium Term Notes,
                          7.85% Series due November 1, 2004





                                                                        I-i


                                  TABLE OF CONTENTS*
                                                                       PAGE

          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          RECITALS

               Execution of Mortgage. . . . . . . . . . . . . . . . . .   1

               Execution of supplemental indentures . . . . . . . . . .   1

               Termination of Individual Trustee. . . . . . . . . . . .   1

               Provision for issuance of bonds in one or more series. .   2

               Right to execute supplemental indenture. . . . . . . . .   2

               First Mortgage Bonds heretofore issued . . . . . . . . .   2

               Issue of new First Mortgage Bonds of the 55th Series . .   3

               Second 1994 Supplemental Indenture . . . . . . . . . . .   3

               Compliance with legal requirements . . . . . . . . . . .   3

          GRANTING CLAUSES. . . . . . . . . . . . . . . . . . . . . . .   3

          DESCRIPTION OF PROPERTY . . . . . . . . . . . . . . . . . . .   4

          APPURTENANCES, ETC. . . . . . . . . . . . . . . . . . . . . .   4

          HABENDUM. . . . . . . . . . . . . . . . . . . . . . . . . . .   5

          PRIOR LEASEHOLD ENCUMBRANCES. . . . . . . . . . . . . . . . .   5

          GRANT IN TRUST. . . . . . . . . . . . . . . . . . . . . . . .   6

          SECTION 1.  Supplement to Original Indenture by adding
                         Section 20BBB. . . . . . . . . . . . . . . . .   7

          SECTION 2.  Initial Issuance of the Bonds of the 55th Series.  10

          SECTION 3.  Provision for record date for meetings
                         of Bondholders . . . . . . . . . . . . . . . .  10



               *The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.






                                                                       I-ii


          SECTION 4.  Original Indenture and Second 1994 Supplemental
                         Indenture same instrument. . . . . . . . . . .  10

                                                                       PAGE

          SECTION 5.  Limitation of rights  . . . . . . . . . . . . . .  10

          SECTION 6.  Execution in counterparts . . . . . . . . . . . .  11



          TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . .  11

          SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . . . . .  11

          ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . .  13

          SCHEDULE I. . . . . . . . . . . . . . . . . . . . . . . . . . I-1








































               SUPPLEMENTAL INDENTURE, dated as of the first day of October in the year One Thousand Nine Hundred and Ninety-four, made and entered into by and between APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia, the corporate title of which was, prior to April 17, 1958, APPALACHIAN ELECTRIC POWER COMPANY (hereinafter sometimes called the "Company"), a transmitting utility (as such term is defined in Section 46-9-105(1)(n) of the West Virginia Code), party of the first part, and BANKERS TRUST COMPANY, a corporation of the State of New York (hereinafter sometimes called the "Corporate Trustee" or "Trustee"), as Trustee, party of the second part.

               WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter sometimes referred to as the "Mortgage"), dated as of December 1, 1940, to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Mortgage conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Mortgage; and

               WHEREAS, the Company has heretofore executed and delivered to the Trustee supplements and indentures supplemental to the Mortgage, dated as of December 1, 1943, December 2, 1946, December 1, 1947, March 1, 1950, June 1, 1951, October 1, 1952,
          December 1,  1953, March 1, 1957,  May 1, 1958, October  2, 1961,
          April 1, 1962, June 1, 1965, September 2, 1968, December 1, 1968,
          October 1, 1969, June 1, 1970, October 1, 1970, September 1, 1971, February 1, 1972, December 1, 1972, July 1, 1973, March 1,
          1974, April  1, 1975,  May 1,  1975, December 1,  1975, April  1,
          1976, September 1, 1976, November 1, 1977, May 1, 1979, August 1,
          1979, February 1, 1980, November 1, 1980, April 1, 1982, October 1, 1983, February 1, 1987, September 1, 1987, November 1, 1989,
          December 1, 1990, August 1, 1991, February 1, 1992, May  1, 1992,
          August  1, 1992, November 15, 1992, April 15, 1993, May 15, 1993,
          October 1, 1993, November 1, 1993 and August 15, 1994 (hereinafter referred to as the "First 1994 Supplemental
          Indenture"),   respectively,   amending  and   supplementing  the
          Mortgage in certain respects (the Mortgage, as so amended and supplemented, being hereinafter called the "Original Indenture") and conveying to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, certain property rights and property therein described; and

               WHEREAS, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title or interest in and to the trust estate, and without appointment of a new trustee as successor to the Individual Trustee, all the right, title and powers of the Trustee thereupon devolved upon the Corporate Trustee and its successors alone; and

               WHEREAS, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate or rates of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

               WHEREAS, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

               WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as amended and supplemented as of the respective dates thereof, bonds of the series (which are outstanding), entitled and designated as hereinafter set forth, in the respective original aggregate principal amounts indicated:

                              Series                                Amount

            First Mortgage Bonds, 7-1/2% Series due 1998. . . $45,000,000 First Mortgage Bonds, 7.00% Series due 1999. . . 30,000,000
            First Mortgage Bonds,  7-5/8% Series due 2002. . .  50,000,000
            First Mortgage Bonds,  7.95%  Series due 2002. . .  60,000,000



            First Mortgage Bonds,  7.38%  Series due 2002. . .  50,000,000
            First Mortgage Bonds,  7.40%  Series due 2002. . .  30,000,000
            First Mortgage Bonds,  7-1/2% Series due 2002. . .  70,000,000
            First Mortgage Bonds,  6.65%  Series due 2003. . .  40,000,000
            First Mortgage Bonds,  6.85%  Series due 2003. . .  30,000,000
            First Mortgage Bonds,  6.00%  Series due 2003. . .  30,000,000
            First Mortgage Bonds,  7.70%  Series due 2004. . .  21,000,000
            First Mortgage Bonds,  9-1/8% Series due 2019. . .  50,000,000
            First Mortgage Bonds,  9-7/8% Series due 2020. . .  50,000,000
            First Mortgage Bonds,  9.35%  Series due 2021. . .  50,000,000
            First Mortgage Bonds,  8.75%  Series due 2022. . .  50,000,000
            First Mortgage Bonds,  8.70%  Series due 2022. . .  40,000,000
            First Mortgage Bonds,  8.43%  Series due 2022. . .  50,000,000
            First Mortgage Bonds,  8.50%  Series due 2022. . .  70,000,000
            First Mortgage Bonds,  7.80%  Series due 2023. . .  40,000,000
            First Mortgage Bonds,  7.90%  Series due 2023. . .  30,000,000
            First Mortgage Bonds,  7.15%  Series due 2023. . .  30,000,000
            First Mortgage Bonds,  7.125% Series due 2024. . .  50,000,000

          and

               WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.85% Series due November 1, 2004" (hereinafter sometimes referred to as the "bonds of the 55th Series"); and

               WHEREAS, each of the bonds of the 55th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Second 1994 Supplemental Indenture"); and

               WHEREAS, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

               WHEREAS, all conditions and requirements necessary to make this Second 1994 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;



               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               That  Appalachian  Power Company,  in  consideration of  the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Second 1994 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Second 1994 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its respective successor or successors in the trust hereby created, and to its and their assigns, all the following described properties of the Company, that is to say:

               All property, real, personal and mixed, tangible and intangible, and all franchises owned by the Company on the date of the execution hereof, acquired since the execution of the First 1994 Supplemental Indenture (except any hereinafter expressly excepted from the lien and operation of this Second 1994 Supplemental Indenture).

               TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

               Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged,


          set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Second 1994 Supplemental Indenture, viz.: (1) cash, shares of stock, and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, deposited or delivered hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company and automobiles and trucks; (3) all judgments, accounts, and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder and thereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this Second 1994 Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XIV of the Original Indenture by reason of the occurrence of a completed default, as defined in said Article XIV.

               TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust;

               SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

               Inasmuch as the Company holds certain of said lands, rights of way and other property under leases, power agreements and other contracts which provide that the Company's interest therein shall not be mortgaged without the consent of the respective lessors or other parties to said agreements and contracts, and such lessors and parties have either given such consent or have waived the requirement of such consent, it is hereby expressly agreed and made a condition upon which this Second 1994



          Supplemental Indenture is executed and delivered, that the lien of this Second 1994 Supplemental Indenture and the estate, rights and remedies of the Trustee hereunder, and the rights and remedies of the holders of the bonds secured hereby and by the Original Indenture in so far as they may affect such lands, rights of way and other property now held or to be hereafter acquired by the Company under such leases, contracts or agreements, shall be subject and subordinate in all respects to the rights and remedies of the respective lessors or other parties thereto.

               And it is hereby expressly covenanted and agreed as follows:

                    (a) That  the rights of  the Trustee hereunder,  and of
               every person or corporation whatsoever claiming by reason of this Second 1994 Supplemental Indenture any right, title or interest, legal or equitable, in the property covered by any such lease, power agreement or other contract, are and at all times hereafter shall be subject in the same manner and degree as the rights of the Company might or would at all times be subject, had this Second 1994 Supplemental Indenture not been made, to all terms, provisions, conditions, covenants, stipulations, and agreements, and to all exceptions, reservations, limitations, restrictions, and forfeitures contained in any such lease, power agreement or other contract;

                    (b) That any right, claim, condition or forfeiture which might at any time be asserted against the party in possession under the provisions of any such lease, power agreement or other contract, had this Second 1994 Supplemental Indenture not been made, may be asserted with the same force and effect against any and all persons or corporations at any time claiming any right, title or interest in any such property under or by reason of this Second 1994 Supplemental Indenture or of any bond hereby and by the Original Indenture secured; and

                    (c) That such  consent or waiver of  the requirement of
               such consent given by the lessor under any such lease or party to any such power agreement or other contract is intended and shall be construed to be solely for the purpose of permitting the Company to mortgage its property generally without violating the express covenant contained in such lease, power agreement or other contract, and that such consent or waiver of the requirement of such consent confers upon the Trustee hereunder and the holders of bonds secured


               hereby and by the Original Indenture no rights in addition to such as they would have had, respectively, if such consent or waiver of the requirement of such consent had not been given.

               IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this Second 1994 Supplemental Indenture set forth, for the equal and pro rata benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, in accordance with the terms of the Original Indenture and of this Second 1994 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any other thereof by reason of priority in the time of issuance or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Second 1994 Supplemental Indenture.

               AND THIS INDENTURE FURTHER WITNESSETH:

               That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and it successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, under the Original Indenture, as follows:

          Section 7. The Original Indenture is hereby supplemented by adding immediately after Section 20AAA, a new Section 20BBB, as follows:

                    SECTION 20BBB. The Company hereby creates a fifty-fifth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.85% Series due November 1, 2004" (herein sometimes referred to as the "bonds of the 55th Series"). The form of the bonds of the 55th Series shall be substantially as set forth in Schedule I to the Second 1994 Supplemental Indenture.

                    Bonds of  the  55th Series  shall  mature on  the  date
               specified in their title. Unless otherwise determined by the Company, the bonds of the 55th Series shall be issued in fully registered form without coupons in denominations of $1,000 and in integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be


               payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing May 1, 1995) and on their maturity date.

                    The person in whose name any bond of the 55th Series is
               registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon repayment or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 55th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial repayment thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered owners of bonds of the 55th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered owners on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 55th Series shall be the registered owners of such bonds of the 55th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon repayment or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this
               Section 20BBB, and in the form of the bonds of the 55th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon repayment or maturity) applicable to the bonds of the 55th Series, shall mean the April 15 next preceding a May 1 interest payment date or the October 15 next preceding a November 1 interest payment date, as the case may be, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 55th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of



               New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 55th Series are authorized or required by law, regulation or executive order to remain closed.

                    Every registered bond of the 55th Series shall be dated
               the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 55th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 55th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 55th Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided that, so long as there is no existing default in the payment of interest on said bonds, the owner of any bond authenticated by the Corporate Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon repayment or maturity) and shall have no claim against the Company with respect thereto; provided further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

                    If   any  semi-annual  interest  payment  date  or  the
               repayment date or maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date or the repayment date or maturity date, as the case may be, to such Business Day.





                    Notwithstanding the  provisions of Section  14 of  this
               Indenture, the bonds of the 55th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 55th Series.

                    The bonds of the  55th Series are not  redeemable prior
               to their maturity.

                    The  bonds of the 55th  Series are subject to repayment
               on November 1, 1999 at the option of the holder as set forth in the form of bond contained in Schedule I to the Second 1994 Supplemental Indenture.

                    Notwithstanding the  provisions of  Section 12  of this
               Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 55th Series for a period of fifteen days next preceding any interest payment date.

                    Registered  bonds   of   the  55th   Series  shall   be
               transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, by the registered owners thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 55th Series may be exchanged for a like aggregate principal amount of registered bonds of the 55th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

          Section 8.     Initial Issuance of the Bonds of the 55th Series:




               In accordance with and upon compliance with such provisions of the Original Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 55th Series, in an aggregate principal amount not exceeding $50,000,000, shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of this Second 1994 Supplemental Indenture except to the extent required by subdivision (10) of Section 29 of the Original Indenture).

          Section 9. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which owners of bonds of the 55th Series are entitled to vote, all owners of bonds of the 55th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondowners of the 55th Series, shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of owners of bonds of the 55th Series, entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 55th Series at the meeting, shall be entitled to receive notice of such meeting.

          Section 10. As supplemented by this Second 1994 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this Second 1994 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 55th Series are the original debt secured by this Second 1994 Supplemental Indenture and the Original Indenture, and this Second 1994 Supplemental Indenture and the Original Indenture shall be, and shall be deemed to be, the original lien instrument securing the bonds of the 55th Series.



          Section 11. Nothing contained in this Second 1994 Supplemental Indenture shall, or shall be construed to, confer upon any person other than the owners of bonds issued under the Original Indenture and this Second 1994 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this Second 1994 Supplemental Indenture.




          Section 12. This Second 1994 Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, APPALACHIAN POWER COMPANY, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and BANKERS TRUST COMPANY, party of the second part, in token of its acceptance hereof, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, an Assistant Secretary, Assistant Treasurer or Assistant Vice President. Executed and delivered as of the date and year first above written.

                                             APPALACHIAN POWER COMPANY
          [SEAL]

                                             By:  /s/ B. M. Barber
                                                      B. M. Barber
                                                  Assistant Treasurer

          Attest:


            /s/ Jeffrey D. Cross
                Jeffrey D. Cross
              Assistant Secretary


          In the presence of:


            /s/ T. G. Berkemeyer
                T. G. Berkemeyer


            /s/ A. A. Pena
                A. A. Pena

                                             BANKERS TRUST COMPANY

          [SEAL]
                                             By /s/ Robert Caporale



                                                  Robert Caporale
                                                  Vice President


          Attest:


           /s/ M. Lisa Morrone
               M. Lisa Morrone
          Assistant Vice President


          Executed by BANKERS TRUST COMPANY
            in the presence of:


           /s/ M. Waters
               M. Waters


           /s/ K. O'Brien
               K. O'Brien




























          STATE OF OHIO            )
                                   )    SS:
          COUNTY OF FRANKLIN       )


               On this 13th day of October, 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of APPALACHIAN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

               In Witness Whereof, I have hereunto set my hand and notarial seal this 13th day of October, 1994.

          [Notarial Seal]


                                          /s/ Mary M. Soltesz

                                        MARY M. SOLTESZ
                                        Notary Public, State of Ohio
                                        My Commission Expires July 12, 1999






















          STATE OF NEW YORK        )
                                   )    SS:
          COUNTY OF NEW YORK       )

               I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 14th day of October, 1994:

               ROBERT CAPORALE and M. LISA MORRONE, whose names are signed to the writing above, bearing a date as of the 1st day of October, 1994, as Vice President and Assistant Vice President, respectively, of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

               ROBERT CAPORALE, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 1st day of October, 1994, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

               Before me appeared ROBERT CAPORALE and M. LISA MORRONE to me personally known, who, being by me duly sworn, did say that they are Vice President and Assistant Vice President, respectively, of BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said ROBERT CAPORALE acknowledged said instrument to be the free act and deed of said corporation.

               M. LISA MORRONE personally came before me this day and acknowledged that she is an Assistant Vice President of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Vice President, sealed with its corporate seal, and attested by herself as an Assistant Vice President.

               IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 14th day of October, 1994.

                                          /s/ Patricia M. Carillo
                                              PATRICIA M. CARILLO
                                        Notary Public, State of New York
                                        No. 41-4747732
                                        Qualified in Queens County



                                   Certificate filed in New York County
                                   Commission expires May 31, 1995
          [SEAL]

               The foregoing instrument was prepared by Jeffrey D. Cross, 1 Riverside Plaza, Columbus, Ohio 43215.

                                      SCHEDULE I



                              APPALACHIAN POWER COMPANY
                           FIRST MORTGAGE BOND, DESIGNATED
                           SECURED MEDIUM TERM NOTE, 7.85%
                             SERIES DUE NOVEMBER 1, 2004


          Bond No.
          Original Issue Date:  October 21, 1994
          Principal Amount:
          Semi-annual Interest Payment Dates: May 1 and November 1 Record Dates: April 15 and October 15
          CUSIP No:  03774B AT0


               APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said sum from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest






                                                                        I-2


          payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue
          Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on May 1 and November 1 of each year (commencing May 1, 1995) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.





                                                                        I-3


               This bond is one of a duly authorized issue of  bonds of the
          Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 73 of the Mortgage) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of December 1, 1940, executed by APPALACHIAN ELECTRIC POWER COMPANY (the corporate title of which was changed to APPALACHIAN POWER COMPANY) to BANKERS TRUST COMPANY, as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property or reduce the above percentage.

               As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.85% Series due November 1, 2004 (herein called "bonds of the 55th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of October 1, 1994 (the "Second 1994 Supplemental Indenture"), as provided for in said Mortgage.

               The interest payable on any May 1 or November 1 (other than interest payable upon repayment or maturity) will, subject to





                                                                        I-4


          certain  exceptions  provided in  said  Second 1994  Supplemental
          Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon repayment or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal or premium, if any, or interest on bonds of the 55th Series are authorized or required by law, regulation or executive order to remain closed.

               If any semi-annual interest payment date or the repayment date or maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date or the repayment date or maturity date, as the case may be, to such Business Day.

               The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

               The Company shall not be required to make transfers or exchanges of bonds of the 55th Series for a period of fifteen days next preceding any interest payment date.

               The bonds of the 55th Series are not redeemable by the Company prior to their maturity.

               This bond is repayable on November 1, 1999, at the option of the registered owner or owners hereof, at 100% of its principal amount together with accrued and unpaid interest payable to the date of repayment. The repayment option may be exercised by the registered owner or owners of this bond for less than the entire principal amount of this bond, provided the principal amount which is to  be repaid to such  holder is equal  to $1,000 or  an
          integral multiple of  $1,000.   Such election  by the  registered
          owner or owners to tender this bond for repayment will be irrevocable. The Company must receive at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate, during the period from and including September 1, 1999





                                                                        I-5


          to and including October 1, 1999 or, if October 1, 1999 is not a Business Day, the next succeeding Business Day, the bond to be repaid with the form entitled "Option to Elect Repayment" below duly completed. All questions as to the validity, eligibility
          (including time of receipt) and acceptance of any bond for repayment will be determined by the Company, whose determination shall be final and binding.

               The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

               This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of the 55th Series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

               No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

               This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.





                                                                        I-6


               In Witness Whereof, Appalachian Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

          Dated:



                                                 APPALACHIAN POWER COMPANY




                                                 By________________________
                                                       Vice President

          (SEAL)



                                                 Attest:___________________
                                                        Assistant Secretary



          TRUSTEE'S AUTHENTICATION CERTIFICATE

          This bond is one of the bonds,
          of the series herein designated,
          described in the within-mentioned
          Mortgage.

          BANKERS TRUST COMPANY,
                                as Trustee,



          By______________________________
                 Authorized Officer





                                                                        I-7


               FOR   VALUE  RECEIVED,   the  undersigned   hereby  sell(s),
          assign(s) and transfer(s) unto

          (PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE)

          _______________________________________
          ________________________________________________________________
          ________________________________________________________________
          (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
          ________________________________________________________________
          ASSIGNEE) the within Bond and all rights thereunder, hereby
          ________________________________________________________________
          irrevocably constituting and appointing such person attorney to
          ________________________________________________________________
          transfer such Bond on the books of the Issuer, with full power of

          ________________________________________________________________
          substitution in the premises.



          Dated: ______________________      ____________________________



          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.





                                                                        I-8


                         [FORM OF OPTION TO ELECT REPAYMENT]

                              OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably requests and instructs the Company to repay the First Mortgage Bond, Designated Secured Medium Term Note, 7.85% Series due November 1, 2004, Bond No. ______, in the principal amount of $____________, of Appalachian Power Company (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with accrued and unpaid interest to the repayment date, to the undersigned, at
          _______________________________________________________________
          _______________________________________________________________
                     (Please Print or Typewrite Name, Address and
                    Tax Identification Number of the Undersigned)

               If  less than the entire principal  amount of the bond is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple of $1,000) which the holder elects to have repaid: $____________. Specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess of $1,000) of the bond or bonds to be issued to the registered owner or owners for the amount of the portion of the bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid): $____________.


                                        _________________________
                                               Signature


          NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the bond in every particular without alteration or enlargement or any other change. The undersigned also must furnish any required certifications for federal or state tax purposes.




                                                           [CONFORMED COPY]





                                                                        I-9


                                Indenture Supplemental

                                          TO

                              Mortgage and Deed of Trust
                            (Dated as of December 1, 1940)

                                     Executed by

                              APPALACHIAN POWER COMPANY
                     formerly Appalachian Electric Power Company

                                          TO

                                BANKERS TRUST COMPANY,
                                             As Trustee



                              Dated as of March 1, 1995


                          $50,000,000 First Mortgage Bonds,
                        Designated Secured Medium Term Notes,
                             8.00% Series due May 1, 2005





                                                                        I-i


                                  TABLE OF CONTENTS*
                                                                       PAGE

          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          RECITALS

               Execution of Mortgage. . . . . . . . . . . . . . . . . .   1

               Execution of supplemental indentures . . . . . . . . . .   1

               Termination of Individual Trustee. . . . . . . . . . . .   1

               Provision for issuance of bonds in one or more series. .   2

               Right to execute supplemental indenture. . . . . . . . .   2

               First Mortgage Bonds heretofore issued . . . . . . . . .   2

               Issue of new First Mortgage Bonds of the 56th Series . .   3

               First 1995 Supplemental Indenture  . . . . . . . . . . .   3

               Compliance with legal requirements . . . . . . . . . . .   4

          GRANTING CLAUSES. . . . . . . . . . . . . . . . . . . . . . .   4

          DESCRIPTION OF PROPERTY . . . . . . . . . . . . . . . . . . .   4

          APPURTENANCES, ETC. . . . . . . . . . . . . . . . . . . . . .   4

          HABENDUM. . . . . . . . . . . . . . . . . . . . . . . . . . .   5

          PRIOR LEASEHOLD ENCUMBRANCES. . . . . . . . . . . . . . . . .   5

          GRANT IN TRUST. . . . . . . . . . . . . . . . . . . . . . . .   6

          SECTION 1.  Supplement to Original Indenture by adding
                         Section 20CCC. . . . . . . . . . . . . . . . .   7

          SECTION 2.  Initial Issuance of the Bonds of the 56th Series.   9

          SECTION 3.  Provision for record date for meetings
                         of Bondholders . . . . . . . . . . . . . . . .  10

          SECTION 4.  Original Indenture and First 1995 Supplemental
                         Indenture same instrument. . . . . . . . . . .  10








                                                                       I-ii


                      *The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.


                                                                       PAGE

          SECTION 5.  Limitation of rights. . . . . . . . . . . . . . .  10

          SECTION 6.  Execution in counterparts . . . . . . . . . . . .  10


          TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . .  11

          SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . . . . .  11

          ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . .  13

          SCHEDULE I. . . . . . . . . . . . . . . . . . . . . . . . . . I-1





































               SUPPLEMENTAL INDENTURE, dated as of the first day of March in the year One Thousand Nine Hundred and Ninety-five, made and entered into by and between APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia, the corporate title of which was, prior to April 17, 1958, APPALACHIAN ELECTRIC POWER COMPANY (hereinafter sometimes called the "Company"), a transmitting utility (as such term is defined in Section 46-9-105(1)(n) of the West Virginia Code), party of the first part, and BANKERS TRUST COMPANY, a corporation of the State of New York (hereinafter sometimes called the "Corporate Trustee" or "Trustee"), as Trustee, party of the second part.

               WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter sometimes referred to as the "Mortgage"), dated as of December 1, 1940, to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Mortgage conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Mortgage; and

               WHEREAS, the Company has heretofore executed and delivered to the Trustee supplements and indentures supplemental to the Mortgage, dated as of December 1, 1943, December 2, 1946, December 1, 1947, March 1, 1950, June 1, 1951, October 1, 1952,
          December 1, 1953,  March 1, 1957,  May 1, 1958, October  2, 1961,
          April 1, 1962, June 1, 1965, September 2, 1968, December 1, 1968,
          October 1, 1969, June 1, 1970, October 1, 1970, September 1, 1971, February 1, 1972, December 1, 1972, July 1, 1973, March 1,
          1974, April 1,  1975, May  1, 1975,  December 1,  1975, April  1,
          1976, September 1, 1976, November 1, 1977, May 1, 1979, August 1,
          1979, February 1, 1980, November 1, 1980, April 1, 1982, October 1, 1983, February 1, 1987, September 1, 1987, November 1, 1989,
          December 1, 1990, August  1, 1991, February 1, 1992, May 1, 1992,
          August 1, 1992, November 15, 1992,  April 15, 1993, May 15, 1993,
          October 1, 1993, November 1, 1993, August 15, 1994 and October 1, 1994 (hereinafter referred to as the "Second 1994 Supplemental Indenture"), respectively, amending and supplementing the Mortgage in certain respects (the Mortgage, as so amended and supplemented, being hereinafter called the "Original Indenture") and conveying to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, certain property rights and property therein described; and

               WHEREAS, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title or interest in and to the trust estate, and without appointment of a new trustee as successor to the Individual Trustee, all the right, title and powers of the

          Trustee thereupon devolved upon the Corporate Trustee and its successors alone; and

               WHEREAS, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate or rates of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

               WHEREAS, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

               WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as amended and supplemented as of the respective dates thereof, bonds of the series (which are outstanding), entitled and designated as hereinafter set forth, in the respective original aggregate principal amounts indicated:

                              SERIES                                AMOUNT

            First Mortgage Bonds, 7-1/2% Series due 1998. . . $45,000,000 First Mortgage Bonds, 7.00% Series due 1999. . . 30,000,000
            First Mortgage Bonds,  7-5/8% Series due 2002. . .  50,000,000
            First Mortgage Bonds,  7.95%  Series due 2002. . .  60,000,000
            First Mortgage Bonds,  7.38%  Series due 2002. . .  50,000,000
            First Mortgage Bonds,  7.40%  Series due 2002. . .  30,000,000
            First Mortgage Bonds,  7-1/2% Series due 2002. . .  70,000,000
            First Mortgage Bonds,  6.65%  Series due 2003. . .  40,000,000


            First Mortgage Bonds,  6.85%  Series due 2003. . .  30,000,000
            First Mortgage Bonds,  6.00%  Series due 2003. . .  30,000,000
            First Mortgage Bonds,  7.70%  Series due 2004. . .  21,000,000
            First Mortgage Bonds,  7.85%  Series due 2004. . .  50,000,000
            First Mortgage Bonds,  9-1/8% Series due 2019. . .  50,000,000
            First Mortgage Bonds,  9-7/8% Series due 2020. . .  50,000,000
            First Mortgage Bonds,  9.35%  Series due 2021. . .  50,000,000
            First Mortgage Bonds,  8.75%  Series due 2022. . .  50,000,000
            First Mortgage Bonds,  8.70%  Series due 2022. . .  40,000,000
            First Mortgage Bonds,  8.43%  Series due 2022. . .  50,000,000
            First Mortgage Bonds,  8.50%  Series due 2022. . .  70,000,000
            First Mortgage Bonds,  7.80%  Series due 2023. . .  40,000,000
            First Mortgage Bonds,  7.90%  Series due 2023. . .  30,000,000
            First Mortgage Bonds,  7.15%  Series due 2023. . .  30,000,000
            First Mortgage Bonds,  7.125% Series due 2024. . .  50,000,000

          and

               WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 8.00% Series due May 1, 2005" (hereinafter sometimes referred to as the "bonds of the 56th Series"); and

               WHEREAS, each of the bonds of the 56th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "First 1995 Supplemental Indenture"); and

               WHEREAS, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

               WHEREAS, all conditions and requirements necessary to make this First 1995 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:




               That  Appalachian Power  Company,  in  consideration of  the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this First 1995 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this First 1995 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its respective successor or successors in the trust hereby created, and to its and their assigns, all the following described properties of the Company, that is to say:

               All property, real, personal and mixed, tangible and intangible, and all franchises owned by the Company on the date of the execution hereof, acquired since the execution of the Second 1994 Supplemental Indenture (except any hereinafter expressly excepted from the lien and operation of this First 1995 Supplemental Indenture).

               TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

               Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this



          First 1995 Supplemental Indenture, viz.: (1) cash, shares of stock, and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, deposited or delivered hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company and automobiles and trucks; (3) all judgments, accounts, and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder and thereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this First 1995 Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XIV of the Original Indenture by reason of the occurrence of a completed default, as defined in said Article XIV.

               TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust;

               SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

               Inasmuch as the Company holds certain of said lands, rights of way and other property under leases, power agreements and other contracts which provide that the Company's interest therein shall not be mortgaged without the consent of the respective lessors or other parties to said agreements and contracts, and such lessors and parties have either given such consent or have waived the requirement of such consent, it is hereby expressly agreed and made a condition upon which this First 1995 Supplemental Indenture is executed and delivered, that the lien of this First 1995 Supplemental Indenture and the estate, rights


          and remedies of the Trustee hereunder, and the rights and remedies of the holders of the bonds secured hereby and by the Original Indenture in so far as they may affect such lands, rights of way and other property now held or to be hereafter acquired by the Company under such leases, contracts or agreements, shall be subject and subordinate in all respects to the rights and remedies of the respective lessors or other parties thereto.

               And it is hereby expressly covenanted and agreed as follows:

                    (a)  That the rights  of the Trustee  hereunder, and of
               every person or corporation whatsoever claiming by reason of this First 1995 Supplemental Indenture any right, title or interest, legal or equitable, in the property covered by any such lease, power agreement or other contract, are and at all times hereafter shall be subject in the same manner and degree as the rights of the Company might or would at all times be subject, had this First 1995 Supplemental Indenture not been made, to all terms, provisions, conditions, covenants, stipulations, and agreements, and to all exceptions, reservations, limitations, restrictions, and forfeitures contained in any such lease, power agreement or other contract;

                    (b)  That  any right,  claim,  condition  or forfeiture
               which might at any time be asserted against the party in possession under the provisions of any such lease, power agreement or other contract, had this First 1995 Supplemental Indenture not been made, may be asserted with the same force and effect against any and all persons or corporations at any time claiming any right, title or interest in any such property under or by reason of this First 1995 Supplemental Indenture or of any bond hereby and by the Original Indenture secured; and

                    (c) That such consent or waiver of the requirement of such consent given by the lessor under any such lease or party to any such power agreement or other contract is intended and shall be construed to be solely for the purpose of permitting the Company to mortgage its property generally without violating the express covenant contained in such lease, power agreement or other contract, and that such consent or waiver of the requirement of such consent confers upon the Trustee hereunder and the holders of bonds secured hereby and by the Original Indenture no rights in addition to such as they would have had, respectively, if such


               consent or waiver of the requirement of such consent had not been given.

               IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this First 1995 Supplemental Indenture set forth, for the equal and pro rata benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, in accordance with the terms of the Original Indenture and of this First 1995 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any other thereof by reason of priority in the time of issuance or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this First 1995 Supplemental Indenture.

               AND THIS INDENTURE FURTHER WITNESSETH:

               That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and it successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, under the Original Indenture, as follows:

          Section 13. The Original Indenture is hereby supplemented by adding immediately after Section 20BBB, a new Section 20CCC, as follows:

                    SECTION 20CCC. The Company hereby creates a fifty-sixth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 8.00% Series due May 1, 2005" (herein sometimes referred to as the "bonds of the 56th Series"). The form of the bonds of the 56th Series shall be substantially as set forth in Schedule I to the First 1995 Supplemental Indenture.

                    Bonds of  the  56th Series  shall  mature on  the  date
               specified in their title. Unless otherwise determined by the Company, the bonds of the 56th Series shall be issued in fully registered form without coupons in denominations of $1,000 and in integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option


               of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing May 1, 1995) and on their maturity date.

                    The person in whose name any bond of the 56th Series is
               registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 56th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered owners of bonds of the 56th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered owners on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 56th Series shall be the registered owners of such bonds of the 56th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this Section 20CCC, and in the form of the bonds of the 56th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon maturity) applicable to the bonds of the 56th Series, shall mean the April 15 next preceding a May 1 interest payment date or the October 15 next preceding a November 1 interest payment date, as the case may be, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 56th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on



               such bond of the 56th Series are authorized or required by law, regulation or executive order to remain closed.

                    Every registered bond of the 56th Series shall be dated
               the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 56th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 56th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 56th Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided that, so long as there is no existing default in the payment of interest on said bonds, the owner of any bond authenticated by the Corporate Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon maturity) and shall have no claim against the Company with respect thereto; provided further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

                    If  any  semi-annual  interest  payment  date   or  the
               maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date or the maturity date, as the case may be, to such Business Day.

                    Notwithstanding the  provisions of  Section 14  of this
               Indenture, the bonds of the 56th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company


               for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 56th Series.

                    The  bonds of the 56th Series  are not redeemable prior
               to their maturity.

                    Notwithstanding  the provisions  of Section 12  of this
               Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 56th Series for a period of fifteen days next preceding any interest payment date.

                    Registered   bonds  of   the  56th   Series  shall   be
               transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, by the registered owners thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 56th Series may be exchanged for a like aggregate principal amount of registered bonds of the 56th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

          Section 14.    Initial Issuance of the Bonds of the 56th Series:

               In accordance with and  upon compliance with such provisions of the Original Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 56th Series, in an aggregate principal amount not exceeding $50,000,000, shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of this First 1995 Supplemental Indenture except to the extent required by subdivision (10) of Section 29 of the Original Indenture).



          Section 15. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which owners of bonds of the 56th Series are entitled to vote, all owners of bonds of the 56th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondowners of the 56th Series, shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of owners of bonds of the 56th Series, entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 56th Series at the meeting, shall be entitled to receive notice of such meeting.

          Section 16. As supplemented by this First 1995 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this First 1995 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 56th Series are the original debt secured by this First 1995 Supplemental Indenture and the Original Indenture, and this First 1995 Supplemental Indenture and the Original Indenture shall be, and shall be deemed to be, the original lien instrument securing the bonds of the 56th Series.

          Section 17. Nothing contained in this First 1995 Supplemental Indenture shall, or shall be construed to, confer upon any person other than the owners of bonds issued under the Original Indenture and this First 1995 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this First 1995 Supplemental Indenture.

          Section 18. This First 1995 Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute one and the same instrument.



               IN WITNESS WHEREOF, APPALACHIAN POWER COMPANY, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and BANKERS TRUST COMPANY, party of the second part, in token of its


          acceptance hereof, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, an Assistant Secretary, Assistant Vice President or Assistant Treasurer. Executed and delivered as of the date and year first above written.

                                             APPALACHIAN POWER COMPANY
          [SEAL]

                                             By:  /s/ B. M. Barber
                                                      B. M. Barber
                                                  Assistant Treasurer

          Attest:


            /s/ Jeffrey D. Cross
                Jeffrey D. Cross
              Assistant Secretary


          In the presence of:


            /s/ T. G. Berkemeyer
                T. G. Berkemeyer


            /s/ A. A. Pena
                A. A. Pena



















                                             BANKERS TRUST COMPANY

          [SEAL]
                                             By   /s/ Robert Caporale
                                                  Robert Caporale
                                                  Vice President


          Attest:


            /s/ Scott Thiel
                Scott Thiel
              Assistant Treasurer


          Executed by BANKERS TRUST COMPANY
            in the presence of:


           /s/ K. O'Brien
               K. O'Brien


           /s/ P. Dispenza
               P. Dispenza
























          STATE OF OHIO       )
                              )    SS:
          COUNTY OF FRANKLIN  )


               On this 28th day of February, 1995, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of APPALACHIAN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

               In Witness Whereof, I have hereunto set my hand and notarial seal this 28th day of February, 1995.

          [Notarial Seal]


                                          /s/ Mary M. Soltesz

                                        MARY M. SOLTESZ
                                        Notary Public, State of Ohio
                                        My Commission Expires July 12, 1999





















          STATE OF NEW YORK   )
                              )    SS:
          COUNTY OF NEW YORK  )

               I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 3rd day of March, 1995:

               ROBERT CAPORALE and SCOTT THIEL, whose names are signed to the writing above, bearing a date as of the 1st day of March, 1995, as Vice President and Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

               ROBERT CAPORALE, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 1st day of March, 1995, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

               Before me appeared ROBERT CAPORALE and SCOTT THIEL to me personally known, who, being by me duly sworn, did say that they are Vice President and Assistant Treasurer, respectively, of
          BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said ROBERT CAPORALE acknowledged said instrument to be the free act and deed of said corporation.

               SCOTT THIEL personally came before me this day and acknowledged that he is an Assistant Treasurer of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Treasurer, sealed with its corporate seal, and attested by himself as an Assistant Treasurer.

               IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 3rd day of March, 1995.

                                          /s/ Patricia M. Carillo
                                              PATRICIA M. CARILLO
                                        Notary Public, State of New York
                                        No. 41-4747732
                                        Qualified in Queens County



                                   Certificate filed in New York County
                                   Commission expires May 31, 1995
          [SEAL]














































                                      SCHEDULE I



                              APPALACHIAN POWER COMPANY
                           FIRST MORTGAGE BOND, DESIGNATED
                           SECURED MEDIUM TERM NOTE, 8.00%
                                SERIES DUE MAY 1, 2005


          Bond No.
          Original Issue Date:  March 15, 1995
          Principal Amount:
          Semi-annual Interest Payment Dates: May 1 and November 1 Record Dates: April 15 and October 15
          CUSIP No:  03774B AU7


               APPALACHIAN POWER COMPANY, a corporation of the Commonwealth
          of  Virginia   (hereinafter  called  the  "Company"),  for  value
          received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said sum from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date
          (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue
          Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on May 1 and November 1 of each year (commencing
          May 1, 1995) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

               This bond is one of a duly authorized issue of  bonds of the
          Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 73 of the Mortgage) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of December 1, 1940, executed by APPALACHIAN ELECTRIC POWER COMPANY (the corporate title of which was changed to APPALACHIAN POWER COMPANY) to BANKERS TRUST COMPANY, as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof no such modification  or alteration  shall  permit the  extension of  the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property or reduce the above percentage.

               As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium
          Term Notes, 8.00% Series due May 1, 2005 (herein called "bonds of the 56th Series") created by an Indenture Supplemental to

          Mortgage and Deed of Trust dated as of March 1, 1995 (the "First 1995 Supplemental Indenture"), as provided for in said Mortgage.


               The  interest payable on any May 1 or November 1 (other than interest payable upon maturity) will, subject to certain exceptions provided in said First 1995 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a
          Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal or premium, if any, or interest on bonds of the 56th Series are authorized or required by law, regulation or executive order to remain closed.

               If any semi-annual interest payment date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date or the maturity date, as the case may be, to such Business Day.

               The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

               The Company shall not be required to make transfers or exchanges of bonds of the 56th Series for a period of fifteen days next preceding any interest payment date.

               The bonds of the 56th Series are not redeemable prior to their maturity.

               The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

               This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of the 56th Series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

               No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

               This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

               In Witness Whereof, Appalachian Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

          Dated:



                                                 APPALACHIAN POWER COMPANY




                                                 By________________________
                                                       Vice President

          (SEAL)



                                                 Attest:___________________
                                                        Assistant Secretary


          TRUSTEE'S AUTHENTICATION CERTIFICATE

          This bond is one of the bonds,
          of the series herein designated,
          described in the within-mentioned
          Mortgage.

          BANKERS TRUST COMPANY,
                                as Trustee,



          By______________________________
                 Authorized Officer

               FOR   VALUE  RECEIVED,   the  undersigned   hereby  sell(s),
          assign(s) and transfer(s) unto

          (PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE)

          _______________________________________
          ________________________________________________________________
          ________________________________________________________________
          (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
          ________________________________________________________________
          ASSIGNEE) the within Bond and all rights thereunder, hereby
          ________________________________________________________________
          irrevocably constituting and appointing such person attorney to
          ________________________________________________________________
          transfer such Bond on the books of the Issuer, with full power of

          ________________________________________________________________
          substitution in the premises.



          Dated: ______________________      ____________________________



          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.









                  The foregoing instrument was  prepared by Jeffrey D. Cross,
            1 Riverside Plaza, Columbus, Ohio 43215.
